UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Gevo, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GEVO, INC. 345 INVERNESS DRIVE SOUTH BUILDING C, SUITE 310 ENGLEWOOD, CO 80112 Your Vote Counts! GEVO, INC. 2024 Annual Meeting Vote by May 20, 2024 11 :59 PM ET. For shares held in a Plan, vote by May 16, 2024 11 :59 PM ET. You invested in GEVO, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 21, 2024. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 07, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: Vote Virtually at the Meeting* May 21, 2024 2:00 PM MDT www.virtualshareholdermeeting.com/GEV02024

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Class II Directors Nominees: 01) Andrew J. Marsh 02) Jaime Guillen Board Recommends 0 For 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal O For year ending December 31, 2024. 3. To cast an advisory (non-binding) vote to approve the compensation of our named executive officers. 0 For NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".